                                                                   EXHIBIT 10.95

                            EMPLOYEE LEASE AGREEMENT


                  THIS EMPLOYEE LEASE AGREEMENT (this "Agreement") dated as of
                                                       ---------
August 31, 2001, by and between Baxter Healthcare Corporation, a Delaware corporation ("Buyer"), and Nexell of California, Inc., a Delaware corporation,
              -----
and Nexell Therapeutics Inc., a Delaware corporation (collectively, "Sellers").
                                                                     -------

                  WHEREAS, Buyer and Sellers have entered into an Asset Purchase Agreement, dated as of August 3, 2001 (the "Asset Purchase Agreement"), whereby
                                            ------------------------
Buyer has purchased from Sellers certain of Sellers' assets;

                  WHEREAS, Buyer shall lease from Sellers the services of the persons listed in Annex A hereto (the "Transition Employees") during the period
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commencing on the date hereof and ending at 11:59 p.m. on the date that is at the end of the duration of employment listed for each Transition Employee on Annex A, unless otherwise extended pursuant to this Agreement, or unless Buyer
-------
otherwise provides thirty (30) days written notice that this term is to be reduced (the "Transition Period");
              -----------------

                  WHEREAS, during the Transition Period, Buyer desires to lease the services and skills of the Transition Employees from Sellers, and Sellers desire to maintain the employment of the Transition Employees and to make the services and skills of such employees available to Buyer hereunder; and

                  WHEREAS, the parties desire to set forth in writing the terms and conditions pursuant to which this employee leasing arrangement will operate. This Agreement shall supplement the provisions of the Asset Purchase Agreement.

                  NOW, THEREFORE, in consideration of the promises and mutual covenants set forth in the Asset Purchase Agreement and herein, and other good and valuable consideration, the parties hereby agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

                  For the purposes of this Agreement the capitalized terms have the meanings specified below. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Asset Purchase Agreement:

                  "Agreement" has the meaning set forth in the preamble hereto.
                   ---------

                  "Asset Purchase Agreement" has the meaning set forth in the
                   ------------------------
first recital hereto.

                  "Buyer" has the meaning set forth in the preamble hereto.
                   -----

                  "COBRA" means the continuation coverage requirements under
                   -----
Code Section 4980B and Part 6 of Title I of ERISA.
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                  "HIPAA" means the Health Insurance Portability and
                   -----
Accountability Act of 1996, as amended.

                  "Lease End Date" means the last day of the Transition Period.
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                  "Sellers" has the meaning set forth in the preamble hereto.
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                  "Seller Plans" means all employee benefit plans and programs
                   ------------
that Sellers generally makes available to their employees.

                  "Transition Employees" has the meaning set forth in the second
                   --------------------
recital hereto.

                  "Transition Period" has the meaning set forth in the second
                   -----------------
recital hereto.

                                  ARTICLE II
                          RESPONSIBILITIES OF SELLERS

                  2.01. Provision of Transition Employees. Subject to the terms
                        ---------------------------------
and conditions hereof, Sellers shall use their reasonable best efforts to provide to Buyer during the Transition Period the services of the Transition Employees, to devote their full time and energy to perform the functions and services that were performed by the Transition Employees in the Toolbox Products Distribution Business immediately prior to the Transition Period, or such other functions that Sellers, in consultation with Buyer, may direct.

                  2.02. Status of Transition Employees. All Transition Employees
                        ------------------------------
providing services to Buyer under this Agreement shall at all times during the Transition Period remain at-will employees of Sellers; provided that Buyer shall
                                                       -------- ----
have the right to request that Sellers remove any Transition Employee as a service provider to Buyer (at which time any such employee shall cease to be a Transition Employee); provided, further, that while Sellers shall have the
                      --------  -------
ultimate authority to make all employee-related decisions, they shall make all reasonable efforts to accommodate Buyer's needs and desires in operating the Toolbox Products Distribution Business.

                  2.03. Independent Contractor Relationship. (a) Notwithstanding
                        -----------------------------------
any provision hereof to the contrary, nothing herein shall be construed as giving Buyer primary direction or control over the judgment of a Transition Employee or the time, location, manner or method in which he or she performs the services hereunder. The parties stipulate and agree that (i) each Transition Employee is employed solely by one of the Sellers and not by Buyer, (ii) each Seller and each Transition Employee is an independent contractor with respect to his or her duties at Buyer; (iii) this Agreement identifies the work to be performed by Sellers and its employees, but does not reserve to Buyer primary direction or control in the time, location, manner or method in which such services are to be performed; and (iv) Buyer shall not exercise and shall have no right to designate which services are to be performed by particular Transition Employees. This Agreement sets forth services to be provided by Sellers and standards to be satisfied, but does not create the relationship of an employer and employee as between Buyer and the Transition Employees. All Transition Employees shall be and remain employees of Sellers and may be promoted, disciplined, transferred or discharged only by Sellers. Buyer may consult with Sellers in the discipline of a Transition Employee and may report any professional, technical or other deficiencies in such Transition Employee's performance.

                  (b) Neither Sellers nor Buyer shall represent to any party that any Transition Employee is an employee of Buyer, or that such Transition Employee's relationship to Buyer is other than that of an independent contractor.

                  (c) During the Transition Period, the Transition Employees shall not participate in any employee benefit plan maintained, sponsored or contributed to or for the benefit of Buyer employees or be entitled to any fringe benefits otherwise provided or made available to Buyer's employees. Moreover, Buyer will not account for any state, local, or federal income taxes, FICA, employment taxes or other amounts normally withheld from compensation due to the Transition Employees.

                                  ARTICLE III
                           RESPONSIBILITIES OF BUYER

                  In consideration for the services of the Transition Employees to be provided pursuant to the terms of this Agreement by Sellers for Buyer, Buyer shall pay to Sellers, and reimburse them for, the salaries (including benefits) for the Transition Employees. Notwithstanding anything herein to the contrary, in no event shall Buyer reimburse Sellers for any severance payments or other severance compensation or benefits with respect to such Transition Employees.

                  Payment by Buyer to Sellers of amounts described herein shall be made within ten (10) business days of the end of each regular pay period, provided that Sellers have delivered an invoice to Buyer relating thereto at least five (5) business days prior to the expected date of reimbursement. Sellers shall send all such statements of account and invoices via overnight courier to Buyer at the following address: Baxter Healthcare Corporation, Attn. Cynthia L. Collins, One Baxter Parkway, Deerfield, Illinois 60015. Sellers shall keep appropriate books and records of account, in reasonable detail, of the costs submitted to Buyer for reimbursement and shall provide to Buyer appropriate supporting documentation for any material out-of-pocket and third party expenses.

                                  ARTICLE IV
                                    PAYROLL

                  Sellers shall be responsible for maintaining payroll for compensating Transition Employees, fulfilling all payroll tax and benefit withholding and depositing obligations, and operating and administering all the Seller Plans. During the Transition Period, Transition Employees shall be paid through Sellers' payroll at the same rate such Transition Employees were paid as of the beginning of the Transition Period. Sellers shall not change the salary of any Transition Employee or pay a bonus to any Transition Employee during the Transition Period, except as may be requested by Buyer in writing. Pursuant to the terms of Article III, Buyer shall pay to Sellers or reimburse them for the amount paid by Sellers with respect to Transition Employees through Sellers' payroll system during the Transition Period (including payments for compensation (whether or not deferred), any FICA taxes and employment taxes and unemployment contributions paid by Sellers to Transition Employees).

                                   ARTICLE V
                                   BENEFITS

                  5.01. Participation in Sellers' Plans. Effective during the
                        -------------------------------
Transition Period, the Transition Employees shall participate in the Seller Plans, which shall be operated and administered solely by Sellers.

                  5.02. COBRA and HIPAA. Sellers shall be solely responsible for
                        ---------------
the COBRA administration of Sellers' group health plans in respect of Transition Employees (and their qualified beneficiaries), including providing the appropriate COBRA notices and making available any coverage required under COBRA in respect of such individuals for any qualifying event (as defined in COBRA) that occurs at any time (whether before, during or after the Transition Period). Sellers shall provide a timely certificate of creditable coverage (within the meaning of HIPAA) to each Transition Employee (and his or her covered dependents) for any HIPAA triggering event which occurs at any time (whether before, during or after the Transition Period).

                  5.03. Vacation, Etc. During the Transition Period, each
                        -------------
Transition Employee's vacation days, sick leave and all other leaves of absence shall be (or continue to be) administered in accordance with Sellers' policies and programs applicable to Sellers' employees.

                  5.04. Workers' Compensation. Sellers shall remain responsible
                        ---------------------
and retain liability for, and shall pay, if and when due before or after the Closing Date, the expense for all workers' compensation benefits (including weekly benefits, medical and rehabilitation expenses, and any other expenses or obligations) payable on account of any injuries, illnesses or other conditions of Transition Employees that occur at any time (whether before, during or after the Transition Period).

                                  ARTICLE VI
                          PERFORMANCE AND COOPERATION

                  6.01. Availability of Personnel. (a) Upon the advance request
                        -------------------------
of Buyer setting forth in detail the assistance that is required, Sellers shall provide reasonably necessary assistance in the rendering of transition services at a place as the parties from time to time may mutually agree.

                  (b) Notwithstanding anything to the contrary contained herein, Sellers shall make such persons providing transition services under this Agreement who are employees of Sellers or any of their Affiliates (other than the Transition Employees) available at such times and for such periods as are reasonable to Sellers in light of the fact that these persons are responsible for Sellers' and its Affiliate's operations.

                  (c) For purposes of this Agreement each party hereby appoints the person named below as its primary contact for any and all matters hereunder:

Sellers:

         President, Nexell of California, Inc.
         Facsimile Number: (949) 470-6645

Buyer:

         Cynthia L. Collins
         General Manager
         Facsimile Number: (847) 948-4684

                  6.02. Delivery of Information; Cooperation Between the
                        ------------------------------------------------
Parties. (a) Buyer shall provide Sellers with such information and materials
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reasonably necessary to effect Sellers' prompt and complete performance of their duties and obligations under this Agreement. The parties agree that they shall cooperate with each other and shall act in such a manner as to promote the prompt and efficient completion of the obligations hereunder.

                  (b) Subject to applicable law, upon termination of this Agreement, Sellers shall provide to Buyer (i) copies of information that relates to Sellers and the Transition Employees that was provided to Sellers or generated by Sellers in the course of performing the services described herein, and (ii) computer backup copies of such information that is not on systems shared by Sellers and Buyer. Sellers shall maintain computer backup copies of all such information that is on computer systems for one year from the date that this Agreement is terminated and shall make available to Buyer upon reasonable request for one year from the date that this Agreement is terminated computer backup copies of such information that is not on systems that are shared by Sellers and Buyer.

                  (c) The terms of this Section shall survive the termination of this Agreement until the first anniversary of the termination of this Agreement.

                  6.03. Termination. Notwithstanding anything contained herein
                        -----------
to the contrary, this Agreement and the Transition Period may be terminated at any time as follows:

                  (a) by mutual consent of Buyer and Sellers; or

                  (b) by Buyer in the event of any material breach by Sellers of any of Sellers' other agreements contained herein.

The party desiring to terminate or extend this Agreement and the Transition Period shall give written notice pursuant to Section 7.04 to the other party hereto. The rights and obligations of Buyer and Sellers under this Agreement shall survive any termination of this Agreement or the Transition Period.

                                  ARTICLE VII
                                 MISCELLANEOUS

                  7.01. Captions. The headings of the several Articles and
                        --------
Sections of this Agreement are inserted for convenience of reference only and do not constitute a part of this
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Agreement.

                  7.02. Governing Law. This Agreement shall be governed by, and
                        -------------
construed in accordance with, the laws of the State of Delaware, without reference to or application of any conflicts of laws principles.

                  7.03. Counterparts. This Agreement may be executed in any
                        ------------
number of counterparts, each of which shall be deemed to be an original and all of which shall constitute one and the same agreement.

                  7.04. Notices. Any notice or communication under this
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Agreement shall be made in a manner consistent with Section 15.1 of the Asset
Purchase Agreement.

                  7.05. Assignment. This Agreement shall inure to the benefit of
                        ----------
and be binding on the successors, assigns and legal representatives of each of the parties; provided that no party shall assign this Agreement without the written consent of the other party except that Buyer may assign, in whole or from time to time in part, to one or more of its Affiliates, Buyer's rights and obligations hereunder.

                  7.06. Amendment and Waiver. This Agreement may not be amended,
                        --------------------
modified or any provision waived, except by an instrument in writing signed by an executive officer of the entity against whom enforcement of the amendment, modification or waiver is sought. In the event of a change in the Code provisions applicable to Transition Employees following the date hereof, the parties hereby agree to modify this Agreement and the arrangements contemplated hereunder, as mutually agreed to, in order to avoid or correct any such violation of law. A waiver by a party of the performance of any covenant, agreement, obligation, condition, representation or warranty will not be construed as a waiver of any other covenant, agreement, obligation, condition, representation or warranty. A waiver by any party of the performance of any act will not constitute a waiver of the performance of any other act or an identical act required to be performed at a later time.

                  7.07. Expenses. Except as otherwise provided in this
                        --------
Agreement, each party shall pay its own expenses and costs of attorneys, accountants and consultants incurred in connection with the transactions contemplated by this Agreement.

                  7.08. Severability. Any provision of this Agreement which is
                        ------------
prohibited or unenforceable in any jurisdiction will, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction will not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by law, the parties waive any provision of law which renders any such provision prohibited or unenforceable in any respect.

                  7.09. No Third Party Beneficiaries. The terms and provisions
                        ----------------------------
of this Agreement are intended solely for the benefit of Sellers, Buyer and their respective successors and permitted assigns, and it is not the intention of the parties to confer third-party beneficiary rights upon any other person or entity. No Transition Employee, beneficiary or dependent of a Transition Employee or other person shall be regarded for any purpose as a third party beneficiary of this Agreement.

                  7.10. Relationship of Parties. Nothing contained herein shall
                        -----------------------
be deemed or construed by Sellers or Buyer or for any other party as creating a relationship of principal and agent or of partnership or joint venture among the parties hereto.

                                  * * * * * *

                  IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date first above written.


                                                BAXTER HEALTHCARE CORPORATION




                                                By:   /s/
                                                   -----------------------------
                                                Name:
                                                Title:


                                                NEXELL OF CALIFORNIA, INC.




                                                By:   /s/
                                                   -----------------------------
                                                Name:   William A. Albright, Jr.
                                                Title:  President


                                                 NEXELL THERAPEUTICS INC.




                                                 By:  /s/
                                                    ----------------------------
                                                 Name:  William A. Albright, Jr.
                                                 Title: President